AXP(R)
     Small Cap
         Advantage
              Fund

2002 SEMIANNUAL REPORT

AXP Small Cap Advantage Fund seeks to provide shareholders with long-term capital growth.

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson


CONTENTS

From the Chairman                                        2
Economic and Market Update                               3
Fund Snapshot                                            5
Questions & Answers with Portfolio Management            6
Investments in Securities                               10
Financial Statements                                    16
Notes to Financial Statements                           19

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2 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, I still believe the economy will ultimately dictate the direction for stocks. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

What is needed to support the stock market? In a word, earnings. The economic downturn of 2001 was confined largely to the business sector. Faced with eroding margins, businesses were forced to liquidate inventories, cut investment spending and reduce staff. Fortunately, these measures appear to be subsiding. Through it all, low inflation and interest rates continued to spur consumer spending.

Today stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in the coming year.

It's also important to note that a bear market in corporate bonds has developed alongside the one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities

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3 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Economic and Market Update

have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

Nevertheless, opportunities do exist in corporate and high-yield bonds because of the bear market we have seen in recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. After all, safety comes with its own price -- the forfeiture of growth and earning potential. And bond investors usually lose when interest rates rise or inflation becomes more of a factor. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.


KEY POINTS
-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Fund Snapshot
         AS OF SEPT. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                         Jacob Hurwitz
Tenure/since                                                     1/1/99
Years in industry                                                    24

Portfolio manager                                           Kent Kelley
Tenure/since                                                     1/1/99
Years in industry                                                    24

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 5/4/99         B: 5/4/99         C: 6/26/00       Y: 5/4/99

Ticker symbols
A: ASSAX          B: ASABX          C: ADVCX         Y: --

Total net assets                                         $443.7 million

Number of holdings                                    approximately 400

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                       LARGE
                       MEDIUM  SIZE
           X           SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

(pie graph)

Common stocks 97.1%

Cash equivalents 2.9%

TOP FIVE SECTORS
Percentage of portfolio assets

Banks and savings & loans                                          11.8%
Health care                                                         7.6
Retail                                                              6.3
Computers & office equipment                                        6.1
Electronics                                                         6.0

TOP TEN HOLDINGS
Percentage of portfolio assets

UGI                                                                 0.7%
ONEOK                                                               0.6
Landry's Restaurants                                                0.6
Cooper Companies                                                    0.6
Energen                                                             0.5
Oshkosh Truck                                                       0.5
Standard Commercial                                                 0.5
EMCOR Group                                                         0.5
Donnelley (RH)                                                      0.5
DIANON Systems                                                      0.5

Stocks of small-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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5 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the six-month period ended Sept. 30, 2002?

A: While frustrating to "lose less," for the first half of the Fund's fiscal year, AXP Small Cap Advantage Fund's Class A shares (excluding sales charge) returned -25.23%, which was about 2.5% ahead of its benchmark, the Russell 2000(R) Index, which delivered a -27.97% return for the period. The Fund's peer group, the Lipper Small-Cap Core Funds Index, returned -26.28% for the same timeframe.

Q:  What factors significantly impacted performance?

A: The broad weakness in the stock market weighed heavily on the Fund's returns. The period began with equity markets in a state of flux. While a gradual economic recovery appeared to be unfolding in the spring, corporate scandals and concerns over global tensions increasingly weighed on investor confidence. By summer, continued weakness in corporate spending and a modest consumer pullback suggested that the pace of economic growth had slowed. As investor confidence crumbled, stocks suffered one of their worst quarters in 15 years. The bear market, which until this summer largely spared small cap value stocks,

(bar graph)
PERFORMANCE COMPARISON
For the six-month period ended Sept. 30, 2002

  0%
 -5%
-10%
-15%
-20%      (bar 1)       (bar 2)       (bar 3)
-25%      -25.23%       -27.97%       -26.28%
-30%

(bar 1) AXP Small Cap Advantage Fund Class A (excluding sales charge)

(bar 2) Russell 2000(R) Index(1) (unmanaged)

(bar 3) Lipper Small-Cap Core Funds Index(2)

(1) Russell 2000(R) Index, an unmanaged index, measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(2) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT



Questions & Answers

(begin callout quote) > We remain committed to owning a mix of quality growth and value stocks across a broad range of market sectors within the small-cap universe. (end callout quote)

    broadened its reach. No segment of the small-cap market was immune to the extremely hostile environment that prevailed in the last half of the period.

    Nonetheless, the Fund's holdings in selected health care industries, namely
    HMOs, hospitals and medical device companies, performed well throughout the six-month period. In addition, the Fund's homebuilder, retailer, and banking holdings were also strong performers. The Fund also benefited from favorable stock selection in consumer cyclical, consumer staple, finance and capital goods stocks, especially early in the period. However, even in this more favorable portion of the six-month period, growth stocks did not perform


AVERAGE ANNUAL TOTAL RETURNS

as of Sept. 30, 2002

                               Class A                    Class B                   Class C                    Class Y
(Inception dates)             (5/4/99)                   (5/4/99)                  (6/26/00)                  (5/4/99)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)

6 months                -25.23%      -29.53%       -25.61%      -29.33%      -25.42%      -26.17%      -25.27%      -25.27%
1 year                   -8.14%      -13.43%        -8.78%      -12.42%       -8.54%       -8.54%       -7.90%       -7.90%
5 years                    N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
10 years                   N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
Since inception          -4.24%       -5.89%        -4.99%       -5.78%      -14.18%      -14.18%       -4.10%       -4.10%


(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

    well. As has been the case for some time, technology and telecommunications stocks continued to be among the hardest-hit sectors.

Q:  What changes did you make to the portfolio?

A: Because the Fund's focus is stock selection, most of the changes we make to the portfolio are purchases or sales of stocks based on company-specific factors. In addition to these usual adjustments to the Fund's holdings, we made some slight modifications to the portfolio this summer in response to market conditions. Because many small-cap technology and biotechnology stocks are now priced under $10, small price movements can result in large percentage swings. As a result, we worked to further diversify the Fund's holdings in technology and biotechnology, which should help to offset some of the heightened volatility that has developed in both sectors. We intend to maintain this cautious stance until clearer signs of a recovery in these industries are evident. In addition, market conditions have altered the composition of the small-cap market, and accordingly we made some changes to the portfolio to ensure that the Fund remains representative of the small-cap landscape. For example, we reduced the weighted median market capitalization of the portfolio to keep it in-line with the Russell 2000 Index. This move also better positions the Fund for a market recovery, when smaller companies have historically performed very well.

Q:  What is your outlook for the year ahead?

A: The elevated market volatility that investors have experienced this year may continue over the near-term. Despite the significant downturn that has already occurred, a number of risks continue to confront the markets as we move forward. One risk is that if the economy continues to weaken, earnings

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8 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

    expectations for next year may still be too high. While ongoing geopolitical tensions are likely to keep investor sentiment subdued through the winter, improvement in corporate profits will be the key to the eventual recovery. However, once corporate earnings begin to show signs of consistent improvement, small caps, which historically have performed well after market bottoms, should be positioned to perform well. We also expect the returns of small cap growth and small cap value to remain somewhat balanced over the next few quarters as the market recovers.

Q:  How are you positioning the Fund in light of your outlook?

A: We believe that it is important to be in a position to capitalize on a market recovery when it occurs. Much of our emphasis is on doing what we can to minimize risk in the portfolio while remaining actively invested in a mix of stocks that we believe have the best potential to perform well in a recovery. We remain committed to owning a mix of quality growth and value stocks across a broad range of market sectors within the small-cap universe.

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9 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Investments in Securities

AXP Small Cap Advantage Fund

Sept. 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.7%)

Issuer                                                Shares            Value(a)

Aerospace & defense (0.9%)
Herley Inds                                           16,000(b)         $297,120
MTC Technologies                                      61,400(b)        1,329,310
United Defense Inds                                   92,000(b)        2,171,200
Total                                                                  3,797,630

Airlines (0.2%)
ExpressJet Holdings                                   98,000(b)          901,600

Automotive & related (1.9%)
Aftermarket Technology                                77,000(b)          995,610
Dura Automotive Systems Cl A                          93,554(b)        1,146,037
Oshkosh Truck                                         43,000           2,425,199
Smith (AO)                                            56,540           1,606,867
Spartan Motors                                        54,000             610,200
Winnebago Inds                                        43,000           1,699,790
Total                                                                  8,483,703

Banks and savings & loans (11.9%)
Allegiant Bancorp                                     47,200             767,000
Anchor BanCorp Wisconsin                              85,000           1,717,000
Bank of the Ozarks                                     1,050              24,045
BankAtlantic Bancorp Cl A                            130,463           1,171,558
BankUnited Financial Cl A                            106,000(b)        1,690,700
Cathay Bancorp                                        35,200           1,372,800
CCBT Financial Companies                              17,000             444,890
Commercial Federal                                    90,000           1,959,300
Dime Community Bancshares                            106,341           2,277,823
East West Bancorp                                     56,400           1,904,064
Financial Institutions                                39,900           1,083,285
First Financial Bankshares                            25,000             911,000
First Merchants                                       32,050             791,635
First Natl                                            22,000             607,200
First Republic Bank                                   51,000(b)        1,109,250
FirstFed Financial                                    58,057(b)        1,494,968
Flagstar Bancorp                                      90,675           1,876,973
Gold Banc                                            230,650           2,237,304
Hanmi Financial                                       39,400             591,000
Independent Bank                                      41,463           1,372,425
Irwin Financial                                       75,506           1,283,602
ITLA Capital                                          28,000(b)          845,320
Local Financial                                      145,100(b)        2,003,831
MAF Bancorp                                           31,807             982,836
Pacific Northwest Bancorp                             61,750           1,681,453
PFF Bancorp                                           30,000             831,600
Prosperity Bancshares                                 58,000             987,740
Quaker City Bancorp                                   51,250(b)        1,699,963
R & G Financial Cl B                                  94,419(c)        2,060,223
Sandy Spring Bancorp                                  52,235           1,608,838
Seacoast Banking Corp of Florida                      68,577           1,315,307
Seacoast Financial Services                           97,262           1,952,048
South Financial Group                                 73,000           1,539,570
Sterling Bancorp                                      57,700           1,530,781
Sterling Bancshares                                   99,000           1,293,930
Sterling Financial                                   119,800(b)        2,171,974
WFS Financial                                         55,000(b)        1,140,700
Wintrust Financial                                    49,500           1,418,175
WSFS Financial                                        52,100           1,458,800
Total                                                                 53,210,911

Beverages & tobacco (0.5%)
Standard Commercial                                  141,100           2,362,014

Building materials & construction (4.2%)
Apogee Enterprises                                    84,000             918,960
Building Materials Holding                           105,950(b)        1,239,615
Carlisle Companies                                    33,000           1,210,440
Dycom Inds                                            47,000(b)          430,520
EMCOR Group                                           47,366(b)        2,354,090
Foamex Intl                                          131,000(b)          720,500
Hughes Supply                                         48,000           1,398,720
Louisiana-Pacific                                    207,219(b)        1,340,707
M.D.C. Holdings                                       52,400           1,849,720
M/I Schottenstein Homes                               52,000           1,638,000
Modtech Holdings                                      46,293(b)          462,930
NCI Building Systems                                  85,000(b)        1,598,000
Potlatch                                              58,000           1,663,440
Watts Inds Cl A                                      109,700           1,799,080
Total                                                                 18,624,722

Chemicals (3.8%)
Airgas                                               166,506(b)        2,186,224
Cabot Microelectronics                                11,000(b)          409,640
Crompton                                             155,000           1,557,750
Ferro                                                 78,240           1,807,344

See accompanying notes to investments in securities.

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


Common stocks (continued)

Issuer                                                Shares            Value(a)

Chemicals (cont.)
Fuller (HB)                                           59,000          $1,569,400
Georgia Gulf                                          77,597           1,774,643
Schulman (A)                                          99,000           1,715,670
Spartech                                              62,000           1,311,920
Stericycle                                            68,000(b)        2,306,560
Tetra Tech                                            83,000(b)          663,170
Waste Connections                                     50,000(b)        1,739,500
Total                                                                 17,041,821

Communications equipment & services (2.4%)
ADTRAN                                                56,000(b)          873,600
Arris Group                                          285,822(b)        1,057,541
Boston Communications Group                          102,000(b)        1,052,640
C-COR.net                                            108,000(b)          400,680
Catapult Communications                               51,000(b)          497,250
Commonwealth Telephone Enterprises                    54,100(b)        1,881,057
CommScope                                             67,000(b)          454,260
General Communication Cl A                           144,130(b)          541,929
Nextel Partners Cl A                                 140,000(b)          753,200
Orbital Sciences                                     251,600(b)          855,440
Plantronics                                           63,210(b)        1,030,323
REMEC                                                133,817(b)          456,316
RF Micro Devices                                      81,000(b)          486,000
Tekelec                                               35,000(b)          302,050
Total                                                                 10,642,286

Computer software & services (0.8%)
Adaptec                                              102,000(b)          449,820
Ascential Software                                   215,000(b)          399,470
CompuCom Systems                                      71,400(b)          411,264
NetIQ                                                 26,000(b)          377,000
Parametric Technology                                200,000(b)          360,000
S1                                                   155,000(b)          830,800
TIBCO Software                                       163,000(b)          611,250
Total                                                                  3,439,604

Computers & office equipment (6.2%)
Actuate                                              308,554(b)          293,126
Alloy                                                 90,000(b)          747,900
American Management Systems                           33,000(b)          420,090
ANSYS                                                 61,000(b)        1,051,030
Black Box                                             18,250(b)          605,900
Borland Software                                     106,000(b)          825,740
Ciber                                                159,000(b)          923,790
Cognizant Technology Solutions                         7,100(b)          408,037
CSG Systems Intl                                      45,000(b)          490,500
Documentum                                            51,000(b)          589,050
EarthLink                                            103,000(b)          550,020
Edwards (JD) & Co                                     30,000(b)          277,500
Extreme Networks                                     130,000(b)          547,300
FactSet Research Systems                              26,400             700,920
Hypercom                                             131,000(b)          374,660
Hyperion Solutions                                    36,000(b)          660,600
Inter-Tel                                             32,000             651,200
Intergraph                                            59,000(b)        1,008,310
JDA Software Group                                    97,000(b)          678,030
Kronos                                                33,750(b)          831,263
Manhattan Associates                                  55,950(b)          756,444
ManTech Intl Cl A                                     51,000(b)        1,196,511
Maxtor                                               230,000(b)          600,300
Mercury Computer Systems                              13,100(b)          309,160
NetScout Systems                                     106,000(b)          387,960
Novell                                               378,000(b)          793,800
Paradyne Networks                                    215,000(b)          285,950
Pegasus Solutions                                     34,000(b)          358,700
Pinnacle Systems                                     100,000(b)        1,080,000
Planar Systems                                        62,640(b)          998,482
Pomeroy Computer Resources                            57,279(b)          564,771
Rainbow Technologies                                 132,450(b)          376,158
Raindance Communications                             113,550(b)          350,870
SanDisk                                               71,000(b)          930,810
ScanSoft                                             132,000(b)          435,600
StorageNetworks                                      270,000(b)          337,500
Systems & Computer Technology                         98,000(b)          686,000
Tyler Technologies                                   143,000(b)          629,200
VitalWorks                                           118,000(b)          857,860
Websense                                              50,000(b)          580,500
Western Digital                                      270,000(b)        1,268,999
Wireless Facilities                                  100,000(b)          443,000
Witness Systems                                       79,700(b)          463,854
Total                                                                 27,327,395

Electronics (6.1%)
Actel                                                 63,749(b)          662,990
Aeroflex                                             178,300(b)          898,632
Anaren Microwave                                      56,000(b)          460,320
Anixter Intl                                          50,500(b)        1,040,300
August Technology                                    201,550(b)          906,975
Axcelis Technologies                                 136,000(b)          663,680
AXT                                                   93,223(b)          193,904
Benchmark Electronics                                 38,000(b)          799,900
Brooks-PRI Automation                                 26,260(b)          300,677
C&D Technologies                                      46,000             674,360
Cirrus Logic                                         187,300(b)          477,615
Cree                                                 105,000(b)        1,312,499
DSP Group                                             40,000(b)          642,360
Electro Scientific Inds                               28,966(b)          429,566

See accompanying notes to investments in securities.

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11 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Electronics (cont.)
Entegris                                             116,927(b)         $908,523
ESS Technology                                        96,000(b)          590,400
Esterline Technologies                                64,000(b)        1,064,960
Exar                                                  63,800(b)          736,890
Foundry Networks                                     120,000(b)          657,600
Helix Technology                                      69,666             672,277
Integrated Circuit Systems                            42,000(b)          659,400
Integrated Electrical Services                       188,300(b)          704,242
Itron                                                 48,550(b)          892,835
Kopin                                                130,000(b)          452,400
Moog Cl A                                             42,686(b)        1,206,306
Newport                                               28,650(b)          323,172
Oak Technology                                       147,700(b)          469,686
Park Electrochemical                                  58,949             984,448
Photon Dynamics                                       53,650(b)          999,500
Photronics                                            62,032(b)          624,042
Pioneer-Standard Electronics                          80,000             579,200
QuickLogic                                           168,500(b)          421,419
Rudolph Technologies                                  42,074(b)          432,941
ScanSource                                            12,000(b)          696,600
Skyworks Solutions                                   279,300(b)        1,265,228
Three-Five Systems                                    67,914(b)          315,121
TriQuint Semiconductor                               140,000(b)          494,200
Varian Semiconductor Equipment Associates             44,000(b)          723,360
Zoran                                                 52,500(b)          577,500
Total                                                                 26,916,028

Energy (1.1%)
Brown (Tom)                                           73,100(b)        1,673,990
Chesapeake Energy                                    263,500(b)        1,739,100
St. Mary Land & Exploration                           61,000           1,457,900
Total                                                                  4,870,990

Energy equipment & services (3.7%)
Atwood Oceanics                                       35,000(b)        1,023,750
Evergreen Resources                                   46,000(b)        1,885,080
Grey Wolf                                            496,000(b)        1,785,600
Headwaters                                           164,426(b)        2,272,367
Holly                                                 62,000           1,052,760
Key Energy Services                                  238,060(b)        1,875,913
Lone Star Technologies                                98,466(b)        1,166,822
Powell Inds                                           30,000(b)          564,000
Range Resources                                      242,000(b)        1,132,560
Remington Oil & Gas                                   94,207(b)        1,328,319
Spinnaker Exploration                                 17,000(b)          487,900
Ultra Petroleum                                      196,000(b)        1,636,600
Total                                                                 16,211,671

Financial services (1.3%)
Affiliated Managers Group                             18,100(b)          807,441
Charter Municipal Mtge Acceptance                     57,000           1,004,340
Credit Acceptance                                     61,300(b)          502,660
Financial Federal                                     41,000(b)        1,305,850
Jefferies Group                                       37,900           1,446,264
W.P. Stewart                                          45,366(c)          773,490
Total                                                                  5,840,045

Food (1.7%)
Del Monte Foods                                      107,000(b)          874,190
Interstate Bakeries                                   59,950           1,592,872
J & J Snack Foods                                     15,000(b)          552,750
Nash Finch                                            85,400           1,161,440
Ralcorp Holdings                                      68,000(b)        1,446,360
Sensient Technologies                                 99,000           2,091,870
Total                                                                  7,719,482

Furniture & appliances (0.7%)
Briggs & Stratton                                     42,000           1,576,680
Thomas Inds                                           63,000           1,562,400
Total                                                                  3,139,080

Health care (7.7%)
Amylin Pharmaceuticals                                59,000(b)          980,580
Array BioPharma                                      116,000(b)          903,640
AtheroGenics                                         104,000(b)          651,040
Cantel Medical                                        45,500(b)          459,550
Cooper Companies                                      48,457           2,543,992
CV Therapeutics                                       37,000(b)          773,670
Diagnostic Products                                   39,500           1,817,000
Endo Pharmaceuticals Holdings                        121,000(b)        1,032,130
Enzon                                                 55,000(b)        1,058,200
Exact Sciences                                        60,400(b)          807,548
First Horizon Pharmaceutical                          80,000(b)          432,000
Harvard Bioscience                                   139,000(b)          421,170
Integra LifeSciences Holdings                         44,266(b)          703,387
Ligand Pharmaceuticals Cl B                           76,000(b)          516,800
Martek Biosciences                                    66,000(b)        1,081,080
Mentor                                                70,500           2,247,539
MIM                                                   43,000(b)          406,350
Myriad Genetics                                       47,000(b)          744,480
Neurocrine Biosciences                                38,000(b)        1,558,000
Pharmaceutical Resources                              55,000(b)        1,538,900
Protein Design Labs                                  147,000(b)        1,220,100
Regeneron Pharmaceuticals                             47,800(b)          645,300
Respironics                                           67,650(b)        2,165,476
SangStat Medical                                      72,000(b)        1,501,920
Scios                                                 37,550(b)          955,648

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care (cont.)
Serologicals                                          87,640(b)       $1,173,500
STERIS                                                32,000(b)          797,120
Techne                                                31,000(b)        1,016,490
Telik                                                 89,100(b)        1,103,058
Transkaryotic Therapies                               22,000(b)          717,596
Trimeris                                              34,000(b)        1,510,280
Zoll Medical                                          24,000(b)          729,600
Total                                                                 34,213,144

Health care services (4.9%)
Accredo Health                                        18,000(b)          858,240
AMERIGROUP                                            17,000(b)          570,520
AmeriPath                                             85,274(b)        1,270,583
AmSurg                                                34,000(b)        1,025,780
Apria Healthcare Group                                78,600(b)        1,851,816
Cell Genesys                                          80,000(b)          964,000
Connetics                                             50,000(b)          462,500
Coventry Health Care                                  23,000(b)          747,500
Cross Country                                         34,000(b)          476,000
DIANON Systems                                        49,000(b)        2,318,190
LifePoint Hospitals                                   28,310(b)          882,932
MedCath                                               46,000(b)          519,800
Mid Atlantic Medical Services                         25,800(b)          933,960
Pediatrix Medical Group                               60,000(b)        1,859,400
Province Healthcare                                   60,000(b)        1,029,000
PSS World Medical                                    252,400(b)        1,678,460
Select Medical                                        61,000(b)          872,300
Sierra Health Services                                52,000(b)          932,880
SurModics                                             30,900(b)          981,693
U.S. Physical Therapy                                101,100(b)        1,066,605
US Oncology                                           72,000(b)          583,920
Total                                                                 21,886,079

Household products (2.1%)
Action Performance Companies                          62,000           1,593,400
Chattem                                               34,000(b)        1,388,220
JAKKS Pacific                                         71,640(b)          796,565
Nautilus Group                                        62,500(b)        1,218,750
Nu Skin Enterprises Cl A                              77,000             939,400
Playtex Products                                      69,000(b)          587,190
UniFirst                                              78,000           1,859,520
Yankee Candle                                         65,000(b)        1,116,050
Total                                                                  9,499,095

Industrial equipment & services (2.6%)
AGCO                                                  49,927(b)        1,158,306
Albany Intl Cl A                                      79,990           1,518,210
Cascade                                               71,150(b)          999,658
Clarcor                                               59,000           1,811,300
CoorsTek                                              36,887(b)          553,305
Gardner Denver                                        55,560(b)          872,848
Lydall                                               121,700(b)        1,436,060
MTS Systems                                           39,000             369,291
Toro                                                  36,000           2,025,000
UNOVA                                                158,000(b)          777,360
Total                                                                 11,521,338

Insurance (3.0%)
Commerce Group                                        40,000           1,294,400
Hilb, Rogal & Hamilton                                44,000           1,815,000
Navigators Group                                      23,000(b)          466,210
Ohio Casualty                                        117,000(b)        1,904,760
Philadelphia Consolidated Holding                     42,000(b)        1,239,000
RLI                                                   14,000             751,100
Scottish Annuity & Life Holdings                     132,623(c)        2,261,222
StanCorp Financial Group                              29,400           1,555,260
Stewart Information Services                          17,500(b)          373,625
Triad Guaranty                                        30,883(b)        1,075,346
United Fire & Casualty                                14,000             475,720
Total                                                                 13,211,643

Leisure time & entertainment (1.4%)
Activision                                            27,500(b)          658,075
Ameristar Casinos                                     70,000(b)        1,327,200
Argosy Gaming                                         36,900(b)          847,224
Aztar                                                 96,855(b)        1,279,455
Boyd Gaming                                           62,600(b)        1,168,742
Penn Natl Gaming                                      52,000(b)          981,760
Total                                                                  6,262,456

Media (2.9%)
Consolidated Graphics                                 98,986(b)        1,737,204
Courier                                               16,000             607,984
Donnelley (RH)                                        91,200(b)        2,328,336
Emmis Communications Cl A                             60,000(b)        1,140,000
Harland (John H)                                      69,000           1,873,350
Information Resources                                152,100(b)          564,291
Journal Register                                      98,000(b)        1,847,300
Lin TV                                                48,100(b)        1,190,475
Macrovision                                           35,000(b)          428,050
Price Communications                                  33,505(b)          378,607
Regent Communications                                162,900(b)          827,532
Total                                                                 12,923,129

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Metals (0.9%)
Commercial Metals                                     89,000          $1,594,880
Oregon Steel Mills                                   159,000(b)          973,080
Reliance Steel & Aluminum                             56,860           1,242,391
Total                                                                  3,810,351

Miscellaneous (0.4%)
SCP Pool                                              64,000(b)        1,754,240

Multi-industry conglomerates (3.1%)
Actuant                                               33,000(b)        1,217,700
Coinstar                                              39,000(b)        1,005,420
Corinthian Colleges                                   23,000(b)          868,020
Corporate Executive Board                             31,000(b)          885,050
FTI Consulting                                        50,000(b)        1,988,000
Gladstone Capital                                     50,800             857,504
Griffon                                              115,160(b)        1,226,454
IKON Office Solutions                                131,400           1,035,432
Imation                                               28,000(b)          793,240
Labor Ready                                          162,200(b)        1,025,104
MPS Group                                            226,500(b)        1,313,700
Right Management Consultants                          61,000(b)        1,503,040
Total                                                                 13,718,664

Paper & packaging (1.0%)
Crown Cork & Seal                                    255,000(b)        1,338,750
Pope & Talbot                                        101,000           1,297,850
Silgan Holdings                                       61,000(b)        1,734,840
Total                                                                  4,371,440

Real estate investment trust (5.1%)
CBL & Associates Properties                           56,000           2,170,000
Colonial Properties Trust                             30,000           1,085,400
Essex Property Trust                                  36,200           1,789,728
FBR Asset Investment                                  43,000           1,344,180
Gables Residential Trust                              61,800           1,650,678
Healthcare Realty Trust                               33,000           1,026,300
Impac Mtge Holdings                                   82,000             914,300
Pan Pacific Retail Properties                         55,300           1,906,744
Realty Income                                         31,000           1,058,650
RFS Hotel Investors                                   88,000             967,120
SL Green Realty                                       50,200           1,543,148
Tanger Factory Outlet Centers                         41,000           1,147,180
Thornburg Mtge                                       116,000           2,179,640
Town & Country Trust                                  58,000           1,219,740
Universal Health Realty Income Trust                  36,000             934,200
Ventas                                               130,000           1,735,500
Total                                                                 22,672,508

Restaurants & lodging (1.9%)
Bob Evans Farms                                       65,000           1,540,500
Checkers Drive-In Restaurants                         78,000(b)          624,000
Chicago Pizza & Brewery                              111,000(b)          764,790
Landry's Restaurants                                 113,700           2,568,483
RARE Hospitality Intl                                 57,666(b)        1,350,538
Ryan's Family Steak Houses                           129,500(b)        1,576,015
Total                                                                  8,424,326

Retail (6.4%)
7-Eleven                                              75,000(b)          642,750
AnnTaylor Stores                                      28,000(b)          644,840
Charming Shoppes                                     118,000(b)          796,500
Christopher & Banks                                   15,000(b)          376,800
Claire's Stores                                       37,000             806,600
Department 56                                         59,000(b)          616,550
Fred's                                                37,000           1,104,746
Friedman's Cl A                                       54,000             420,120
Group 1 Automotive                                    48,000(b)        1,072,800
Guitar Center                                         48,000(b)          901,440
Gymboree                                              71,000(b)        1,158,010
Hancock Fabrics                                       82,000           1,324,300
Hollywood Entertainment                              115,000(b)        1,669,800
J. Jill Group                                         46,000(b)          801,320
Jo-Ann Stores Cl A                                    48,150(b)        1,350,126
MarineMax                                             36,200(b)          326,162
NBTY                                                 167,000(b)        2,167,660
OfficeMax                                            231,000(b)          942,480
Overture Services                                     40,000(b)          942,800
Perrigo                                               89,000(b)          946,070
PETCO Animal Supplies                                 34,000(b)          737,463
Phillips-Van Heusen                                   73,000             919,800
Regis                                                 49,000           1,386,210
Restoration Hardware                                  97,550(b)          438,975
Sharper Image                                         57,000(b)        1,089,840
Sports Authority                                     142,000(b)          847,740
Too                                                   70,000(b)        1,629,600
Tuesday Morning                                       61,000(b)        1,110,810
Wild Oats Markets                                    122,000(b)        1,107,760
Total                                                                 28,280,072

Textiles & apparel (1.5%)
Kellwood                                              71,000           1,623,060
Kenneth Cole Productions Cl A                         63,000(b)        1,278,900
Maxwell Shoes Cl A                                   118,750(b)        1,347,813
Mossimo                                               78,000(b)          458,640
Quiksilver                                            42,000(b)          948,780
Tropical Sportwear Intl                               23,050(b)          299,189
Urban Outfitters                                      30,000(b)          728,700
Total                                                                  6,685,082

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Transportation (1.8%)
Airborne                                             124,000          $1,406,160
Forward Air                                           62,500(b)        1,131,250
Genesee & Wyoming Cl A                                39,350(b)          875,538
Heartland Express                                     77,030(b)        1,443,542
Hunt (JB) Transport Services                          52,600(b)        1,238,730
Landstar System                                       35,352(b)        1,733,132
Total                                                                  7,828,352

Utilities -- electric (1.6%)
Black Hills                                           69,000           1,807,110
El Paso Electric                                     115,670(b)        1,374,160
PNM Resources                                         92,000           1,821,600
UIL Holdings                                           9,322             330,465
Unisource Energy                                     113,732           1,734,413
Total                                                                  7,067,748

Utilities -- gas (2.6%)
Energen                                               95,914           2,427,583
New Jersey Resources                                  41,211           1,355,842
ONEOK                                                140,100           2,647,890
UGI                                                   87,474           3,179,680
Western Gas Resources                                 63,200           1,975,000
Total                                                                 11,585,995

Utilities -- telephone (0.4%)
Crown Castle Intl                                    162,000(b)          351,540
PTEK Holdings                                        170,000(b)          792,200
Western Wireless Cl A                                173,000(b)          467,100
Total                                                                  1,610,840

Total common stocks
(Cost: $509,201,222)                                                $437,855,484

Short-term securities (2.9%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies Federal Home Loan Bank Disc Nt
         10-25-02               1.68%             $1,900,000          $1,897,839
Federal Home Loan Mtge Corp Disc Nts
         10-01-02               1.64                 800,000             799,964
         10-02-02               1.64               1,000,000             999,909
         10-29-02               1.70                 800,000             798,904
         11-05-02               1.70                 900,000             898,470
Federal Natl Mtge Assn Disc Nts
         10-30-02               1.64               3,100,000           3,095,944
         11-06-02               1.70               1,700,000           1,697,030
         11-27-02               1.70               1,300,000           1,296,715
         12-11-02               1.71               1,600,000           1,594,856

Total short-term securities
(Cost: $13,079,432)                                                  $13,079,631

Total investments in securities
(Cost: $522,280,654)(d)                                             $450,935,115

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Sept. 30, 2002, the value of foreign securities represented 1.1% of net assets.

(d) At Sept. 30, 2002, the cost of securities for federal income tax purposes was approximately $522,281,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 19,566,000

     Unrealized depreciation                                        (90,912,000)
                                                                    -----------
     Net unrealized depreciation                                   $(71,346,000)
                                                                   ------------

--------------------------------------------------------------------------------
15 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT



Financial Statements

Statement of assets and liabilities

AXP Small Cap Advantage Fund

Sept. 30, 2002 (Unaudited)

Assets
Investments in securities, at value (Note 1)*
   (identified cost $522,280,654)                                                                      $450,935,115
Cash in bank on demand deposit                                                                              275,427
Capital shares receivable                                                                                    24,668
Dividends and accrued interest receivable                                                                   393,899
Receivable for investment securities sold                                                                 4,231,909
                                                                                                          ---------
Total assets                                                                                            455,861,018
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                       36,572
Payable for investment securities purchased                                                               3,092,493
Payable upon return of securities loaned (Note 5)                                                         8,655,500
Accrued investment management services fee                                                                   26,545
Accrued distribution fee                                                                                     18,570
Accrued transfer agency fee                                                                                  11,237
Accrued administrative services fee                                                                           2,105
Other accrued expenses                                                                                      273,743
                                                                                                            -------
Total liabilities                                                                                        12,116,765
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $443,744,253
                                                                                                       ============

Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  1,102,933
Additional paid-in capital                                                                              610,303,729
Net operating loss                                                                                       (1,795,973)
Accumulated net realized gain (loss) (Note 7)                                                           (94,520,897)
Unrealized appreciation (depreciation) on investments                                                   (71,345,539)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                               $443,744,253
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $289,888,742
                                                            Class B                                    $149,632,421
                                                            Class C                                    $  4,218,284
                                                            Class Y                                    $      4,806
Net asset value per share of outstanding capital stock:     Class A shares         71,389,621          $       4.06
                                                            Class B shares         37,836,050          $       3.95
                                                            Class C shares          1,066,491          $       3.96
                                                            Class Y shares              1,177          $       4.08
                                                                                        -----          ------------
* Including securities on loan, at value (Note 5)                                                      $  7,335,780
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT



Statement of operations

AXP Small Cap Advantage Fund

Six months ended Sept. 30, 2002 (Unaudited)

Investment income
Income:
Dividends                                                                                             $   2,455,779
Interest                                                                                                    186,158
   Less foreign taxes withheld                                                                               (3,068)
                                                                                                             ------
Total income                                                                                              2,638,869
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        1,968,539
Distribution fee
   Class A                                                                                                  459,471
   Class B                                                                                                  968,301
   Class C                                                                                                   24,464
Transfer agency fee                                                                                         663,343
Incremental transfer agency fee
   Class A                                                                                                   48,491
   Class B                                                                                                   42,539
   Class C                                                                                                    1,479
Service fee -- Class Y                                                                                           71
Administrative services fees and expenses                                                                   162,742
Compensation of board members                                                                                 8,030
Custodian fees                                                                                               47,994
Printing and postage                                                                                         92,999
Registration fees                                                                                            18,062
Audit fees                                                                                                    8,750
Other                                                                                                        16,072
                                                                                                             ------
Total expenses                                                                                            4,531,347
   Earnings credits on cash balances (Note 2)                                                                (4,349)
                                                                                                             ------
Total net expenses                                                                                        4,526,998
                                                                                                          ---------
Investment income (loss) -- net                                                                          (1,888,129)
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security tranactions (Note 3)                                               (36,469,198)
Net change in unrealized appreciation (depreciation) on investments                                    (120,155,996)
                                                                                                       ------------
Net gain (loss) on investments                                                                         (156,625,194)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(158,513,323)
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT



Statements of changes in net assets

AXP Small Cap Advantage Fund


                                                                               Sept. 30, 2002        March 31, 2002
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations
Investment income (loss) -- net                                                 $  (1,888,129)         $ (3,434,917)
Net realized gain (loss) on investments                                           (36,469,198)           (1,062,450)
Net change in unrealized appreciation (depreciation) on investments              (120,155,996)           75,961,359
                                                                                 ------------            ----------
Net increase (decrease) in net assets resulting from operations                  (158,513,323)           71,463,992
                                                                                 ------------            ----------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         27,706,054            96,312,250
   Class B shares                                                                  14,885,905            52,375,862
   Class C shares                                                                   1,292,888             2,951,397
   Class Y shares                                                                         874                 6,000
Payments for redemptions
   Class A shares                                                                 (49,757,578)          (81,750,319)
   Class B shares (Note 2)                                                        (31,296,343)          (39,666,470)
   Class C shares (Note 2)                                                           (671,203)             (689,024)
   Class Y shares                                                                    (113,161)                   --
                                                                                     --------                    --
Increase (decrease) in net assets from capital share transactions                 (37,952,564)           29,539,696
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                          (196,465,887)          101,003,688
Net assets at beginning of period                                                 640,210,140           539,206,452
                                                                                  -----------           -----------
Net assets at end of period                                                     $ 443,744,253          $640,210,140
                                                                                =============          ============
Undistributed (excess of distributions over) net investment income              $  (1,795,973)         $     92,156
                                                                                -------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Small Cap Advantage Fund

(Unaudited as to Sept. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of small companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
19 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
20 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.74% to 0.615% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $79,362 for the six months ended Sept. 30, 2002.

--------------------------------------------------------------------------------
21 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Sub-investment Advisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $430,598 for Class A, $116,535 for Class B and $809 for Class C for the six months ended Sept. 30, 2002.

During the six months ended Sept. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $4,349 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $418,005,968 and $446,394,905 respectively, for the six months ended Sept. 30, 2002. Realized gains and losses are determined on an identified cost basis. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $683 for the six months ended Sept. 30, 2002.

--------------------------------------------------------------------------------
22 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT



4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Sept. 30, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                        5,656,083         3,067,027          270,427               185
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (10,497,935)       (6,784,510)        (147,646)          (28,289)
                                          -----------        ----------         --------           -------
Net increase (decrease)                    (4,841,852)       (3,717,483)          122,781          (28,104)
                                           ----------        ----------           -------          -------

                                                               Year ended March 31, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                       19,039,014        10,566,053          596,147             1,174
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (16,382,742)       (8,076,022)        (141,828)               --
                                          -----------        ----------         --------                --
Net increase (decrease)                     2,656,272         2,490,031          454,319             1,174
                                            ---------         ---------          -------             -----

5. LENDING OF PORTFOLIO SECURITIES

As of Sept. 30, 2002, securities valued at $7,335,780 were on loan to brokers. For collateral, the Fund received $8,655,500 in cash. Income from securities lending amounted to $67,567 for the six months ended Sept. 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S Bank, N.A. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $52,058,756 as of March 31, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT



8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended March 31,                                                 2002(j)        2002         2001       2000(b)

Net asset value, beginning of period                                          $ 5.43        $4.79        $6.07        $5.00

Income from investment operations:

Net investment income (loss)                                                    (.01)        (.02)        (.01)        (.01)

Net gains (losses) (both realized and unrealized)                              (1.36)         .66         (.98)        1.11

Total from investment operations                                               (1.37)         .64         (.99)        1.10

Less distributions:

Distributions from realized gains                                                 --           --         (.29)        (.03)

Net asset value, end of period                                                $ 4.06        $5.43        $4.79        $6.07

Ratios/supplemental data

Net assets, end of period (in millions)                                         $290         $414         $352         $281

Ratio of expenses to average daily net assets(d)                               1.33%(e)     1.25%        1.25%        1.32%(e),(f)

Ratio of net investment income (loss) to average daily net assets              (.40%)(e)    (.31%)       (.11%)       (.54%)(e)

Portfolio turnover rate (excluding short-term securities)                        77%         136%         144%         108%

Total return(i)                                                              (25.23%)      13.36%      (16.59%)      22.04%


Class B

Per share income and capital changes(a)

Fiscal period ended March 31,                                                 2002(j)        2002         2001       2000(b)

Net asset value, beginning of period                                          $ 5.31        $4.72       $ 6.03        $5.00

Income from investment operations:

Net investment income (loss)                                                    (.03)        (.05)        (.04)        (.03)

Net gains (losses) (both realized and unrealized)                              (1.33)         .64         (.98)        1.09

Total from investment operations                                               (1.36)         .59        (1.02)        1.06

Less distributions:

Distributions from realized gains                                                 --           --         (.29)        (.03)

Net asset value, end of period                                                $ 3.95        $5.31       $ 4.72        $6.03

Ratios/supplemental data

Net assets, end of period (in millions)                                         $150         $221         $184         $140

Ratio of expenses to average daily net assets(d)                               2.10%(e)     2.02%        2.02%        2.09%(e),(g)

Ratio of net investment income (loss) to average daily net assets             (1.17%)(e)   (1.08%)       (.88%)      (1.32%)(e)

Portfolio turnover rate (excluding short-term securities)                        77%         136%         144%         108%

Total return(i)                                                              (25.61%)      12.50%      (17.21%)      21.24%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT



Class C

Per share income and capital changes(a)

Fiscal period ended March 31,                                                 2002(j)        2002       2001(c)

Net asset value, beginning of period                                          $ 5.31        $4.72        $5.92

Income from investment operations:

Net investment income (loss)                                                    (.03)        (.05)        (.01)

Net gains (losses) (both realized and unrealized)                              (1.32)         .64         (.90)

Total from investment operations                                               (1.35)         .59         (.91)

Less distributions:

Distributions from realized gains                                                 --           --         (.29)

Net asset value, end of period                                                $ 3.96        $5.31        $4.72

Ratios/supplemental data

Net assets, end of period (in millions)                                           $4           $5           $2

Ratio of expenses to average daily net assets(d)                               2.12%(e)     2.04%        2.02%(e)

Ratio of net investment income (loss) to average daily net assets             (1.18%)(e)   (1.10%)       (.84%)(e)

Portfolio turnover rate (excluding short-term securities)                        77%         136%         144%

Total return(i)                                                              (25.42%)      12.50%      (15.67%)


Class Y

Per share income and capital changes(a)

Fiscal period ended March 31,                                                 2002(j)        2002         2001       2000(b)

Net asset value, beginning of period                                          $ 5.46        $4.81        $6.08        $5.00

Income from investment operations:

Net investment income (loss)                                                    (.01)        (.01)         .01         (.01)

Net gains (losses) (both realized and unrealized)                              (1.37)         .66         (.99)        1.12

Total from investment operations                                               (1.38)         .65         (.98)        1.11

Less distributions:

Distributions from realized gains                                                 --           --         (.29)        (.03)

Net asset value, end of period                                                $ 4.08        $5.46        $4.81        $6.08

Ratios/supplemental data

Net assets, end of period (in millions)                                          $--          $--          $--          $--

Ratio of expenses to average daily net assets(d)                               1.15%(e)     1.08%        1.12%        1.16%(e),(h)

Ratio of net investment income (loss) to average daily net assets              (.28%)(e)    (.14%)       (.05%)       (.13%)(e)

Portfolio turnover rate (excluding short-term securities)                        77%         136%         144%         108%

Total return(i)                                                              (25.27%)      13.51%      (16.39%)      22.24%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.

(c)  Inception date was June 26, 2000.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(e)  Adjusted to an annual basis.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.77% for the period ended March 31, 2000.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.53% for the period ended March 31, 2000.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.61% for the period ended March 31, 2000.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Sept. 30, 2002 (Unaudited).

--------------------------------------------------------------------------------
26 -- AXP SMALL CAP ADVANTAGE FUND -- 2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP International Equity Index Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (11/02)

AXP Small Cap Advantage Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

American
   Express(R)
 Funds

AMERICAN
   EXPRESS(R)

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6431 E (11/02)